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                                                                    EXHIBIT 23.8

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants we hereby consent to the incorporation by reference in this registration statement of our report dated March 18, 1997, on our audits of the consolidated financial statements of Liberty Foods, L.L.C., and to all references to our firm included in or made a part of this registration statement on Form S-3.

                                        /s/ ARTHUR ANDERSEN LLP
                                        ARTHUR ANDERSEN LLP

Denver, Colorado
January 8, 1998